SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 17, 2009

Stamford Industrial Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 21st Floor, Stamford Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 428-2200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

Stamford Industrial Group, Inc. (the “Company”) will file a Form 15 with the Securities and Exchange Commission, immediately after the filing of this Current Report on Form 8-K, to voluntarily suspend its reporting obligations under the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company is eligible to file a Form 15 because the Company’s common stock is held by less than 300 stockholders of record.  As a result of filing the Form 15, the Company’s obligation to file periodic and current reports under the Exchange Act, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K will be immediately suspended.  The Company does not intend to maintain the availability of information required to satisfy Rule 15c2-11 of the Exchange Act in the future, and, therefore, cannot give any assurances that its shares of common stock will continue to be quoted on the OTC Pink Sheets Electronic Quotation Service, that any broker will make a market in the Company’s common stock or that there will otherwise continue to be a market for the Company’s common stock.

As previously disclosed, on September 14, 2009, the Company’s wholly-owned subsidiary, Concord Steel, Inc., which constitutes substantially all of the Company’s assets, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Northern District of Ohio under the caption “In re Concord Steel, Inc.” (Case No. 09-43448).  The Company was not included in Concord’s filing.

Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statement” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions to identify forward-looking statements. These forward-looking and other statements, which are not historical facts, are based largely upon our current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include, among others, Concord’s ability to continue to operate as a debtor-in-possession; our ability to develop, prosecute, confirm and consummate a Chapter 11 plan of reorganization for Concord; risks associated with third party motions in the Chapter 11 proceedings, which may interfere with Concord’s ability to develop and consummate one or more plans of reorganization; the potential adverse impact of the Chapter 11 filing on the market price of the Company’s common stock, its business, financial condition and results of operations as well as Concord’s operations, customers, suppliers, management and employees; the risks associated with operating Concord under Chapter 11 protection;  whether shares of the Company’s common stock will continue to be quoted on the OTC Pink Sheets Electronic Quotation Service, any broker will make a market in the Company’s common stock or there will otherwise continue to be a market for the Company’s common stock; and other factors described in the “Risk Factors” section of the Company's filings with the Securities and Exchange Commission, including the Company's latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.stamfordig.com or the Securities and Exchange Commission’s web site at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2009

STAMFORD INDUSTRIAL GROUP, INC.
By: /s/ Jonathan LaBarre Name: Jonathan LaBarre Title: Chief Financial Officer, Treasurer and Secretary